DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

WMLT 2005-WMC1 Interest Only

Product Types for the Mortgage Loans

                                                       Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Product Types                   Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
ARM 2/28 IO  60         $133,497,356.65         425         80.74%   $314,111.43    6.342%           359          670         80.71%
ARM 2/28 IO 120            8,512,247.30          29           5.15    293,525.77     6.514           358          661          81.55
ARM 3/27 IO  60            8,006,702.00          25           4.84    320,268.08     6.165           359          679          81.66
ARM 3/27 IO 120            2,267,773.37           7           1.37    323,967.62     6.171           359          666          81.14
ARM 5/25 IO  60           11,700,122.83          39           7.08    300,003.15     5.991           359          697          80.51
ARM 5/25 IO 120            1,354,717.03           4           0.82    338,679.26     6.357           359          680          80.84
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

Principal Balances for the Mortgage Loans*

                                                         Percentage of
                                                              Loans by                              Weighted
                                   Aggregate   Number of     Aggregate       Average    Weighted      Average    Weighted   Weighted
                                   Principal    Mortgage     Principal     Principal    Average     Remaining     Average    Average
Range of Principal Balances($)       Balance       Loans       Balance       Balance    Coupon          Term        FICO       CLTV
------------------------------ --------------  ----------  ------------   -----------   -------   -----------  ----------  --------
 50,000.01  to  100,000.00      $1,025,800.00         12         0.62%    $85,483.33    6.517%           359         662     78.63%
100,000.01  to  150,000.00       5,171,913.78         41          3.13    126,144.24     6.628           359         658      81.65
150,000.01  to  200,000.00      12,491,058.98         71          7.55    175,930.41     6.488           359         669      82.03
200,000.01  to  250,000.00      18,537,136.92         82         11.21    226,062.65     6.391           359         657      79.10
250,000.01  to  300,000.00      20,131,637.27         73         12.18    275,775.85     6.339           359         679      80.80
300,000.01  to  350,000.00      18,685,711.98         57         11.30    327,819.51     6.288           359         686      80.21
350,000.01  to  400,000.00      22,818,220.56         60         13.80    380,303.68     6.229           359         674      81.28
400,000.01  to  450,000.00      19,992,253.28         47         12.09    425,367.09     6.339           359         666      81.09
450,000.01  to  500,000.00      17,981,095.99         38         10.88    473,186.74     6.231           359         688      80.31
500,000.01  to  550,000.00       6,670,600.00         13          4.03    513,123.08     6.249           359         677      79.63
550,000.01  to  600,000.00      10,420,595.33         18          6.30    578,921.96     6.206           359         660      81.82
600,000.01  to  650,000.00       4,946,400.00          8          2.99    618,300.00     6.355           359         664      81.36
650,000.01  to  700,000.00       2,679,790.09          4          1.62    669,947.52     5.768           359         675      80.00
700,000.01  to  750,000.00       2,145,000.00          3          1.30    715,000.00     6.374           359         663      83.61
750,000.01  to  800,000.00         778,505.00          1          0.47    778,505.00     7.100           359         591      90.00
850,000.01  to  900,000.00         863,200.00          1          0.52    863,200.00     5.975           359         680      80.00
----------------------------- ---------------  ----------  ------------   -----------   -------   -----------  ----------  --------
Total:                        $165,338,919.18        529       100.00%    312,549.94    6.315%           359         672     80.79%
============================= ===============  ==========  ============   ===========   =======   ===========  ==========  ========

---------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $312,549.94.

Gross Mortgage Rates for the Mortgage Loans*

                                                          Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average   Weighted       Average    Weighted    Weighted
Range of Current                 Principal    Mortgage      Principal     Principal    Average     Remaining     Average     Average
Gross Mortgage Rates (%)           Balance       Loans        Balance       Balance     Coupon          Term        FICO        CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ----------   ---------
4.501  to 5.000              $1,176,960.00           3          0.71%   $392,320.00    4.996%           359         704       80.00%
5.001  to 5.500              15,360,000.16          41           9.29    374,634.15     5.371           359         677        79.42
5.501  to 6.000              45,843,050.34         139          27.73    329,806.12     5.820           359         679        80.27
6.001  to 6.500              43,526,693.30         147          26.33    296,099.95     6.309           359         671        80.80
6.501  to 7.000              41,332,806.10         136          25.00    303,917.69     6.773           359         668        80.95
7.001  to 7.500              13,269,963.41          43           8.03    308,603.80     7.256           359         661        82.36
7.501  to 8.000               3,380,616.87          15           2.04    225,374.46     7.750           359         668        83.86
8.001  to 8.500               1,291,329.00           4           0.78    322,832.25     8.138           358         659        85.89
8.501  to 9.000                 157,500.00           1           0.10    157,500.00     8.550           358         575        90.00
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ----------   ---------
Total:                     $165,338,919.18         529        100.00%   $312,549.94    6.315%           359         672       80.79%
=========================  ================  ==========   ============   ===========   =======   ===========  ==========   =========

---------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.315%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted    Weighted
Range of Combined                Principal    Mortgage      Principal     Principal    Average    Remaining      Average     Average
Loan-to-Value Ratios (%)           Balance       Loans        Balance       Balance     Coupon         Term         FICO        CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
50.01  to    55.00             $619,000.00           2          0.37%    $309,500.00   6.022%           358          692      52.36%
55.01  to    60.00              933,000.00           4           0.56     233,250.00    6.276           359          614       58.30
60.01  to    65.00            1,491,500.00           6           0.90     248,583.33    6.045           359          653       62.64
65.01  to    70.00            2,578,232.19           7           1.56     368,318.88    6.697           359          655       68.19
70.01  to    75.00            4,403,499.83          11           2.66     400,318.17    6.241           359          648       74.42
75.01  to    80.00          126,411,255.65         411          76.46     307,569.97    6.260           359          678       79.94
80.01  to    85.00            8,464,851.98          23           5.12     368,037.04    6.332           359          656       83.71
85.01  to    90.00           13,307,232.00          40           8.05     332,680.80    6.460           359          662       89.20
90.01  to    95.00            7,130,347.53          25           4.31     285,213.90    6.989           359          649       94.43
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
Total:                     $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672      80.79%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========  =========

---------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 80.79%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                      Percentage of
                                                           Loans by                              Weighted
                               Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted      Weighted
                               Principal    Mortgage      Principal     Principal   Average     Remaining      Average       Average
Range of Credit Scores           Balance       Loans        Balance       Balance    Coupon          Term         FICO          CLTV
-----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
540  to  559                 $390,000.00           1          0.24%   $390,000.00    5.990%           358          540        76.00%
560  to  579                  592,700.00           3           0.36    197,566.67     7.257           359          572         82.66
580  to  599                6,687,951.50          25           4.04    267,518.06     6.643           359          591         79.83
600  to  619               12,292,097.00          41           7.43    299,807.24     6.452           359          609         82.45
620  to  639               18,915,685.06          66          11.44    286,601.29     6.294           359          630         80.07
640  to  659               25,248,897.44          78          15.27    323,703.81     6.242           359          649         81.02
660  to  679               37,250,249.61         111          22.53    335,587.83     6.400           359          669         80.81
680  to  699               20,787,483.54          69          12.57    301,267.88     6.329           359          689         81.13
700  to  719               14,680,537.83          46           8.88    319,142.13     6.240           359          708         81.36
720  to  739               13,950,250.00          44           8.44    317,051.14     6.185           359          729         79.85
740  to  759                8,010,259.20          28           4.84    286,080.69     6.102           359          746         80.40
760  to  779                2,952,000.00           8           1.79    369,000.00     6.425           359          767         80.00
780  to  799                2,886,408.00           7           1.75    412,344.00     5.889           359          784         80.00
800  to  819                  694,400.00           2           0.42    347,200.00     6.291           359          809         80.00
-----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
Total:                   $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672        80.79%
=======================  ================  ==========   ============   ===========   =======   ===========  ===========   ==========

---------------------------
* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 672.

Original Term for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Original Term (months)          Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
360                     $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672         80.79%
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672         80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========


Remaining Term to Stated Maturity for the Mortgage Loans*

                                                          Percentage of
                                                               Loans by                              Weighted
                                  Aggregate    Number of      Aggregate        Average  Weighted      Average     Weighted  Weighted
Range of Remaining Terms          Principal     Mortgage      Principal      Principal   Average    Remaining      Average   Average
(months)                           Balance         Loans        Balance        Balance    Coupon         Term         FICO      CLTV
---------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ----------  --------
301  to  360                 $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672    80.79%
---------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ----------  --------
Total:                       $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672    80.79%
===========================  ================  ==========   ============   ===========   =======   ===========  ==========  ========

---------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                    Percentage of
                                                         Loans by                              Weighted
                             Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                             Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
IO Term (months)               Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
60                     $153,204,181.48         489         92.66%   $313,300.98    6.305%           359          673         80.74%
120                      12,134,737.70          40           7.34     303368.44     6.432           359          664          81.40
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
Total:                 $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
=====================  ================  ==========   ============   ===========   =======   ===========  ===========    ===========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Property Type                   Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Single Family Detached  $116,985,237.19         363         70.75%   $322,273.38    6.324%           359          669         80.62%
PUD                       27,106,363.23          86          16.39    315,190.27     6.301           359          674          80.88
Condominium               18,196,030.99          71          11.01    256,282.13     6.249           359          684          81.31
2-4 Family                 2,652,287.77           8           1.60    331,535.97     6.551           359          700          81.78
Townhome                     399,000.00           1           0.24    399,000.00     5.880           359          676          95.00
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========


Occupancy Status for the Mortgage Loans*

                                                    Percentage of
                                                         Loans by                              Weighted
                             Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted       Weighted
                             Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Occupancy Status               Balance       Loans        Balance       Balance     Coupon         Term         FICO           CLTV
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
Primary                $161,910,494.25         512         97.93%   $316,231.43    6.316%           359          672         80.76%
Secondary                 3,257,447.93          16           1.97    203,590.50     6.176           359          695          81.75
Investment                  170,977.00           1           0.10    170,977.00     7.965           359          708          90.00
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
Total:                 $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
=====================  ================  ==========   ============   ===========   =======   ===========  ===========    ===========

---------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                       Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Loan Purpose                    Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Purchase                 $98,828,238.37         321         59.77%   $307,876.13    6.266%           359          682         80.46%
Cash Out Refi             61,017,441.47         191          36.90    319,463.04     6.400           359          658          81.08
Rate/Term Refi             5,493,239.34          17           3.32    323,131.73     6.240           359          659          83.63
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========


Credit Grade Categories for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Credit Grade                    Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
A                        $37,246,882.37         122         22.53%   $305,302.31    6.388%           359          628         81.13%
AA                       119,460,770.31         371          72.25    321,996.69     6.271           359          691          80.74
A-                         8,631,266.50          36           5.22    239,757.40     6.598           359          610          80.02
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672         80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========


Documentation Type for the Mortgage Loans

                                                          Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted   Weighted
                                 Principal    Mortgage      Principal     Principal    Average     Remaining      Average    Average
Documentation Type                 Balance       Loans        Balance       Balance     Coupon          Term         FICO       CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
Full                        $64,878,257.23         222         39.24%   $292,244.40    6.184%           359          657     81.39%
Stated                       60,869,952.51         187          36.82    325,507.77     6.549           359          694      80.17
1 Year Income                32,692,662.74          98          19.77    333,598.60     6.150           359          665      80.47
6 Months Bank Statement       6,898,046.70          22           4.17    313,547.58     6.256           359          655      82.19
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
Total:                     $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672     80.79%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========  =========

Original Prepayment Penalty Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted     Weighted
Prepayment Period               Principal    Mortgage      Principal     Principal   Average     Remaining      Average      Average
Original Term (months)            Balance       Loans        Balance       Balance    Coupon          Term         FICO         CLTV
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ----------
No Prepay                  $42,388,072.70         133         25.64%   $318,707.31    6.504%           359          675       81.63%
6                              288,000.00           1           0.17     288000.00     7.625           359          658        80.00
12                          10,317,994.99          29           6.24     355792.93     6.194           359          666        80.36
24                         100,865,339.09         327          61.01     308456.69     6.260           359          670        80.59
36                          11,479,512.40          39           6.94     294346.47     6.172           359          685        79.90
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ----------
Total:                    $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672       80.79%
========================  ================  ==========   ============   ===========   =======   ===========  ===========  ==========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted     Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average      Average
Geographic Distribution           Balance       Loans        Balance       Balance    Coupon          Term         FICO         CLTV
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    --------
Arizona                     $5,456,116.00          28          3.30%    $194,861.29   6.535%           359          671       82.98%
California                 104,496,320.16         278          63.20     375,886.04    6.231           359          676        80.23
Colorado                     1,566,067.64           8           0.95     195,758.46    6.375           359          666        80.42
Connecticut                  1,324,000.00           6           0.80     220,666.67    7.102           359          659        85.67
Delaware                       346,500.00           1           0.21     346,500.00    6.900           359          617        90.00
Florida                      4,590,673.44          22           2.78     208,666.97    6.536           359          654        81.20
Georgia                        924,640.00           4           0.56     231,160.00    6.940           359          698        80.00
Idaho                          789,505.00           5           0.48     157,901.00    6.286           359          704        82.16
Illinois                     2,412,440.85          12           1.46     201,036.74    6.798           359          649        83.60
Kansas                         288,000.00           1           0.17     288,000.00    7.625           359          658        80.00
Maryland                     5,766,271.00          20           3.49     288,313.55    6.478           359          680        81.55
Massachusetts                4,027,388.32          13           2.44     309,799.10    5.998           359          687        80.27
Minnesota                      736,170.00           3           0.45     245,390.00    6.207           358          687        82.00
Nevada                       3,271,750.13          15           1.98     218,116.68    6.340           359          666        79.88
New Hampshire                  366,900.00           2           0.22     183,450.00    6.721           359          630        86.76
New Jersey                   2,303,799.83           8           1.39     287,974.98    6.406           358          651        81.36
New Mexico                      98,400.00           1           0.06      98,400.00    7.400           359          666        80.00
New York                     7,410,552.00          22           4.48     336,843.27    6.337           359          655        83.47
North Carolina                 348,887.32           2           0.21     174,443.66    6.865           359          621        80.63
Ohio                           167,200.00           2           0.10      83,600.00    6.593           359          695        86.03
Oklahoma                       135,200.00           1           0.08     135,200.00    6.575           357          644        80.00
Oregon                         840,800.00           3           0.51     280,266.67    5.762           359          624        80.00
Pennsylvania                 1,539,099.00           7           0.93     219,871.29    6.525           359          660        83.49
Rhode Island                   495,837.94           2           0.30     247,918.97    6.093           358          637        87.55
South Carolina                 279,920.00           2           0.17     139,960.00    6.273           359          684        80.00
Tennessee                      347,200.00           2           0.21     173,600.00    6.786           359          618        80.00
Texas                        1,051,927.00           7           0.64     150,275.29    7.332           359          694        81.45
Utah                           112,000.00           1           0.07     112,000.00    5.875           359          652        80.00
Virginia                     6,918,849.00          21           4.18     329,469.00    6.614           359          680        80.02
Washington                   6,224,623.41          27           3.76     230,541.61    6.157           359          663        80.62
Wisconsin                      701,881.14           3           0.42     233,960.38    7.081           359          660        86.65
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    --------
Total:                    $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672       80.79%
========================  ================  ==========   ============   ===========   =======   ===========  ===========    ========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                            Percentage of
                                                               Loans by                            Weighted
                                   Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted   Weighted
Range of Gross Margins (%)         Principal    Mortgage      Principal     Principal   Average    Remaining      Average    Average
(ARMs Only)                          Balance       Loans        Balance       Balance    Coupon         Term         FICO       CLTV
---------------------------  ----------------  ----------   ------------   -----------   -------  -----------  -----------  --------
  4.001  to    4.500           $2,152,270.85          10          1.30%   $215,227.09    6.647%          358          655     82.61%
  4.501  to    5.000            4,140,160.00          10           2.50    414,016.00     5.349          359          684      78.72
  5.001  to    5.500           27,318,799.22          84          16.52    325,223.80     5.925          359          680      79.79
  5.501  to    6.000           43,199,157.26         135          26.13    319,993.76     6.101          359          665      80.08
  6.001  to    6.500           45,508,070.23         147          27.52    309,578.71     6.429          359          675      80.16
  6.501  to    7.000           29,560,369.45          99          17.88    298,589.59     6.649          359          672      81.76
  7.001  to    7.500           10,060,787.64          31           6.08    324,541.54     6.792          359          672      85.11
  7.501  to    8.000            3,211,975.53          12           1.94    267,664.63     7.228          359          673      86.15
  8.001  to    8.500              187,329.00           1           0.11    187,329.00     8.125          358          594      95.00
---------------------------  ----------------  ----------   ------------   -----------   -------  -----------  -----------  --------
Total:                       $165,338,919.18         529        100.00%   $312,549.94    6.315%          359          672     80.79%
===========================  ================  ==========   ============   ===========   =======  ===========  ===========  ========

---------------------------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.146%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                              Weighted
Range of Maximum                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Gross Mortgage Rates (%)         Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
(ARMs Only)                        Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
 11.001  to   11.500         $1,176,960.00           3          0.71%   $392,320.00    4.996%           359          704      80.00%
 11.501  to   12.000         15,360,000.16          41           9.29    374,634.15     5.371           359          677       79.42
 12.001  to   12.500         45,843,050.34         139          27.73    329,806.12     5.820           359          679       80.27
 12.501  to   13.000         43,126,693.30         146          26.08    295,388.31     6.307           359          670       80.80
 13.001  to   13.500         41,732,806.10         137          25.24    304,619.02     6.770           359          669       80.94
 13.501  to   14.000         13,269,963.41          43           8.03    308,603.80     7.256           359          661       82.36
 14.001  to   14.500          3,380,616.87          15           2.04    225,374.46     7.750           359          668       83.86
 14.501  to   15.000          1,291,329.00           4           0.78    322,832.25     8.138           358          659       85.89
 15.001  to   15.500            157,500.00           1           0.10    157,500.00     8.550           358          575       90.00
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
Total:                     $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672      80.79%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========   ========

---------------------------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.315% per annum.

Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                          Percentage of
                                                               Loans by                              Weighted
Range of Minimum                   Aggregate   Number of      Aggregate       Average  Weighted       Average   Weighted    Weighted
Gross Mortgage Rates (%)           Principal    Mortgage      Principal     Principal   Average     Remaining    Average     Average
(ARMs Only)                          Balance       Loans        Balance       Balance    Coupon          Term       FICO        CLTV
---------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ---------   --------
4.501  to  5.000               $1,176,960.00           3          0.71%   $392,320.00    4.996%           359        704      80.00%
5.001  to  5.500               15,360,000.16          41           9.29    374,634.15     5.371           359        677       79.42
5.501  to  6.000               45,843,050.34         139          27.73    329,806.12     5.820           359        679       80.27
6.001  to  6.500               43,526,693.30         147          26.33    296,099.95     6.309           359        671       80.80
6.501  to  7.000               41,332,806.10         136          25.00    303,917.69     6.773           359        668       80.95
7.001  to  7.500               13,269,963.41          43           8.03    308,603.80     7.256           359        661       82.36
7.501  to  8.000                3,380,616.87          15           2.04    225,374.46     7.750           359        668       83.86
8.001  to  8.500                1,291,329.00           4           0.78    322,832.25     8.138           358        659       85.89
8.501  to  9.000                  157,500.00           1           0.10    157,500.00     8.550           358        575       90.00
---------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ---------   --------
Total:                       $165,338,919.18         529        100.00%   $312,549.94    6.315%           359        672      80.79%
===========================  ================  ==========   ============   ===========   =======   ===========  =========   ========

---------------------------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.315% per annum.


Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                             Weighted
                                   Aggregate   Number of    Aggregate       Average   Weighted     Average    Weighted     Weighted
Initial Periodic Rate Cap (%)      Principal    Mortgage    Principal     Principal    Average   Remaining     Average      Average
(ARMs Only)                          Balance       Loans      Balance       Balance     Coupon        Term        FICO         CLTV
---------------------------  ----------------  ---------- -----------    -----------    ------- ----------- -----------  -----------
1.000                            $937,729.00           4        0.57%   $234,432.25     7.043%         358         669       83.00%
1.500                           1,526,060.19           7         0.92    218,008.60      7.122         358         669        84.13
2.000                             270,000.00           1         0.16    270,000.00      6.625         358         663        82.00
3.000                         150,311,170.13         477        90.91    315,117.76      6.328         359         670        80.76
5.000                          12,293,959.86          40         7.44    307,349.00      5.986         359         698        80.58
---------------------------  ----------------  ---------- -----------    -----------    ------- ----------- -----------  -----------
Total:                       $165,338,919.18         529      100.00%   $312,549.94     6.315%         359         672       80.79%
===========================  ================  ========== ===========    ===========    ======= =========== ===========  ===========

---------------------------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.122%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*


                                                       Percentage of
                                                           Loans by                           Weighted
Subsequent Periodic            Aggregate   Number of      Aggregate      Average  Weighted     Average     Weighted       Weighted
Rate Cap (%)                   Principal    Mortgage      Principal    Principal   Average   Remaining      Average        Average
(ARMs Only)                      Balance       Loans        Balance      Balance    Coupon        Term         FICO           CLTV
-----------------------  ----------------  ----------   ------------  -----------   ------- -----------  -----------    -----------
1.000                    $164,938,919.18         528         99.76%  $312,384.32    6.314%         359          672         80.79%
1.500                         400,000.00           1           0.24   400,000.00     6.500         357          696          80.00
-----------------------  ----------------  ----------   ------------  -----------   ------- -----------  -----------    -----------
Total:                   $165,338,919.18         529        100.00%  $312,549.94    6.315%         359          672         80.79%
=======================  ================  ==========   ============  ===========   ======= ===========  ===========    ===========

---------------------------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.001%.


Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                     Percentage of
Range of                                                  Loans by                              Weighted
Months to Next                Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted     Weighted
Adjustment                    Principal    Mortgage      Principal     Principal    Average    Remaining      Average      Average
Date (ARMs Only)              Balance       Loans          Balance       Balance     Coupon         Term         FICO         CLTV
----------------------  ---------------  ----------   ------------   -----------   -------   -----------  -----------  -----------
13  to  18                  $220,000.00           1          0.13%   $220,000.00    6.800%           354          609       88.00%
19  to  24               141,789,603.95         453          85.76    313,001.33     6.351           359          670        80.75
31  to  36                10,274,475.37          32           6.21    321,077.36     6.166           359          676        81.54
55  to  60                13,054,839.86          43           7.90    303,600.93     6.029           359          695        80.55
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  -----------
Total:                  $165,338,919.18         529        100.00%   $312,549.94    6.315%           359          672       80.79%
======================  ================  ==========   ============   ===========   =======   ===========  ===========  ===========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                         Loans by                               Weighted
Next Interest Rate           Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted       Weighted
Adjustment Date              Principal    Mortgage      Principal     Principal    Average     Remaining      Average        Average
(ARMs Only)                  Balance       Loans        Balance       Balance       Coupon          Term         FICO           CLTV
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
2007 March                 $220,000.00           1          0.13%    $220,000.00   6.800%           354          609         88.00%
2007 May                    254,400.00           1           0.15    254,400.00     6.990           356          690          80.00
2007 June                 2,730,756.93          10           1.65    273,075.69     6.497           357          668          80.76
2007 July                31,818,164.58          98          19.24    324,675.15     6.388           358          670          81.28
2007 August             105,905,562.44         340          64.05    311,486.95     6.333           359          670          80.60
2007 September            1,080,720.00           4           0.65    270,180.00     6.483           360          694          80.00
2008 July                 1,691,340.00           5           1.02    338,268.00     6.470           358          680          77.99
2008 August               8,583,135.37          27           5.19    317,893.90     6.106           359          676          82.24
2010 June                   295,999.83           1           0.18    295,999.83     6.500           357          643          75.00
2010 July                 2,233,800.00           6           1.35    372,300.00     6.002           358          706          80.53
2010 August              10,525,040.03          36           6.37    292,362.22     6.021           359          694          80.71
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
Total:                 $165,338,919.18         529        100.00%    $312,549.94   6.315%           359          672         80.79%
=====================  ================  ==========   ============   ===========   =======   ===========  ===========    ===========

---------------------------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 26 months.


   Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.


   This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.